American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Growth Fund
Supplement dated March 1, 2020 Summary Prospectus and Prospectus dated May 1, 2019

The following replaces the Portfolio Managers section on page 4 of the VP Growth summary prospectus and page 5 of the VP Growth prospectus:
Portfolio Managers
Gregory J. Woodhams, CFA, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.
Justin M. Brown, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2011.
Scott Marolf, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2014.

The following replaces The Fund Management Team section on page 7 of the VP Growth prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Gregory J. Woodhams
Mr. Woodhams, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.
Justin M. Brown
Mr. Brown, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2006. He has a bachelor’s degree in business administration and finance from Texas Christian University. He is a CFA charterholder.
Scott Marolf
Mr. Marolf, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2014. He joined American Century Investments in 2008 as an investment analyst and became a portfolio manager in 2020. He has bachelor’s degrees in business administration and Spanish from University of Missouri - Kansas City and a master’s degree in business administration from Indiana University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

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CL-SPL-95985 2003